UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 1, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



          STATE OF DELAWARE                  1-143           38-0572515
          -----------------                  -----           ----------
      (State or other jurisdiction of     (Commission     (I.R.S. Employer
      Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center,                                48265-3000
      Detroit, Michigan                                      (Zip Code)
      -----------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                                 --------








===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On September 1, 2004, General Motors Corporation (GM) issued a news release announcing August 2004 sales. The release is as follows:

GM Reports August Sales of 406,623, Down 7 Percent
Record Small SUV and Cadillac CTS Sales
Total SUV Sales Continue On Record Pace

DETROIT - General Motors dealers sold 406,623 new cars and trucks in August, down 7 percent compared to strong year-ago sales. GM's car sales (170,634) were down 2 percent and truck sales (235,989) were down 10 percent.

"Comparisons to our record sales of last year are tough. Still, our sales last month fell somewhat short of our expectations," said John Smith, group vice president GM North America Vehicle Sales, Service and Marketing. "Some of our newer products - like the Saturn Vue and Chevrolet Equinox small utilities, and the Cadillac CTS - enjoyed record monthly sales. GM's broader family of sport utilities also continues to perform at a record-setting pace. Over the next few months, our portfolio will be strengthened by launch products such as the Pontiac G6, Buick LaCrosse and Chevrolet Cobalt, along with our new crossover sport vans the Buick Terraza, Saturn Relay, Chevrolet Uplander and Pontiac Montana SV6."

GM Truck Sales

GM's truck sales in August declined 10 percent versus record industry levels last year. Utility sales in August (110,076) were down 6 percent compared to last year. This is the fifth month this year that sales of GM sport utility vehicles exceeded 100,000 units, which is the best sales performance in this segment industry-wide. GM remains on a record pace for utility sales in 2004. Small utility deliveries (15,955) established a new August record with a 47 percent increase in sales. Chevrolet Equinox had 8,590 deliveries, up 36 percent from July sales levels. GM had 99,675 pickup sales in August, including 86,898 full-size pickups.

GM Car Sales

GM car sales declined 2 percent compared to last August. In the economy car segment, the Chevrolet Aveo had its best sales month to date (6,509), up 62 percent from July. Cadillac CTS established a new monthly sales record with 4,365 deliveries.

Divisional Highlights

Chevrolet - Chevrolet car sales in August (86,002) were up 26 percent, paced by Malibu, which had 18,735 deliveries, a 106 percent increase over last year. On the truck side, in addition to solid Equinox sales, Silverado had its second-best August in 25 years (62,655), and Colorado had 9,967 deliveries.

Cadillac - Cadillac truck sales continued on a record-setting pace for the year. August truck sales (7,057) improved 36 percent compared to year-ago levels. Escalade ESV sales (1,259) were up 20 percent setting a new August record, and there were 2,384 SRX deliveries. CTS continued its sales momentum with a 10 percent improvement over last year and a new monthly record

GMC - For the first time in its history, GMC continues on track to achieve 600,000 sales. Envoy had record August sales (14,082), up 18 percent compared to last year. Canyon had 2,180 sales.

Pontiac - Bonneville sales were solid in August (3,743), a 92 percent increase over year-ago levels. GTO had its best sales since launch with 967 deliveries.

HUMMER - HUMMER achieved its second-best sales results this year with 2,404 deliveries. This was the third consecutive month of sales gains for H2, calculated on a selling-days basis. Additionally, H2 achieved its highest daily sales rate of any month this year fueled by H2 SUT sales.

Certified Used Vehicles

August sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 42,459 units, up 9 percent from August 2003. Year-to-date sales were up 10 percent.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand posted August sales of 35,283, up 9 percent. GM Certified Used Vehicles continues to lead all certified pre-owned brands industry-wide with 2004 sales of 291,869 units through August, a 10.5 percent increase from year-ago levels.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,031 units, up 13 percent. Used Cars from Saturn sold 3,379 units, up 22 percent. Saab Certified Pre-Owned vehicles sold 766 units in August, down 35 percent.

"GM is the clear industry leader in certified pre-owned sales, with GM Certified Used Vehicles up 9 percent in August and 10.5 percent year-to-date, while Cadillac Certified Pre-Owned and Used Cars from Saturn each recorded double-digit increases from August 2003," Smith said. "GM continues to drive the category, with 2004 certified pre-owned sales up 10 percent for the calendar year."

GM North America Announces August Production Results
2004 Third-Quarter Production Forecast Remains Unchanged
Initial 2004 Fourth-Quarter Production Forecast Set

In August, GM North America produced 491,000 vehicles (188,000 cars and 303,000 trucks) in North America, compared to 440,000 vehicles (174,000 cars and 266,000 trucks) produced in August 2003. Production totals include joint venture production of 23,500 vehicles in August 2004 and 9,200 vehicles in August 2003.

GM North America's 2004 third-quarter production forecast remains unchanged at
1.2 million vehicles (469,000 cars and 731,000 trucks). In the third quarter of 2003, GM North America built 1.245 million vehicles (492,000 cars and 753,000 trucks).

In addition, GM North America set its initial fourth-quarter production forecast at 1.29 million vehicles (492,000 cars and 798,000 trucks), down 6.8 percent compared to last year's fourth-quarter production. In the fourth quarter of 2003, GM North America built 1.385 million vehicles (558,000 cars and 827,000 trucks). GM North America's current 2004 calendar-year production estimate is
5.22 million vehicles, down 4.4 percent from last year's production total of
5.46 million vehicles.

GM also announced current third-quarter and initial fourth-quarter production forecasts for its international regions:

GM Europe - The region's current third-quarter forecast is 401,000 vehicles, up 2,000 vehicles from last month's forecast of 399,000. In the third quarter of 2003, GM Europe built 393,000 vehicles. The region's initial fourth-quarter forecast is 477,000 vehicles. In the fourth quarter of 2003, the region built 446,000 vehicles.

GM Asia Pacific - The region's current third-quarter production forecast is 152,000 vehicles, down 1,000 vehicles from last month's guidance. In the third quarter of 2003, the Asia Pacific region built 120,000 vehicles. GM Asia Pacific's initial fourth-quarter production forecast is 162,000 vehicles. In the fourth quarter of 2003, the region built 133,000 vehicles.

GM Latin America, Africa and the Middle East - GM's current third-quarter production guidance for the region is 190,000 vehicles, down 1,000 vehicles from last month's guidance. The region built 135,000 vehicles in the third quarter of 2003. The region's initial fourth-quarter forecast is 189,000 vehicles. In the fourth quarter of 2003, the region built 157,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.



                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  August                January - August
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   27         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------


Vehicle Total        406,623   472,427     -7.0  3,161,507   3,214,783    -1.7
-------------------------------------------------------------------------------
Car Total            170,634   188,298     -2.1  1,296,981   1,340,071    -3.2
-------------------------------------------------------------------------------
Truck Total          235,989   284,129    -10.3  1,864,526   1,874,712    -0.5
-------------------------------------------------------------------------------
Light Truck Total    232,377   280,685    -10.6  1,832,919   1,848,001    -0.8
-------------------------------------------------------------------------------
Light Vehicle Total  403,011   468,983     -7.2  3,129,900   3,188,072    -1.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Market Division
    Vehicle Total                                   Calendar Year-to-Date
                                  August                January - August
                      ---------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                 28,840    35,639    -12.6    223,750     233,376    -4.1
Cadillac              19,771    22,119     -3.5    149,683     135,051    10.8
Chevrolet            243,414   266,756     -1.5  1,824,933   1,807,166     1.0
GMC                   50,581    59,563     -8.3    394,972     380,404     3.8
HUMMER                 2,404     2,987    -13.1     17,736      22,616   -21.6
Oldsmobile               894     8,796    -89.0     26,049      85,560   -69.6
Other - Isuzu          1,209     1,042     25.3      9,576       8,592    11.5
Pontiac               39,067    45,085     -6.4    335,311     309,281     8.4
Saab                   2,925     4,209    -24.9     25,813      33,085   -22.0
Saturn                17,518    26,231    -27.9    153,684     199,652   -23.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  160,233   184,089     -6.0  1,233,524   1,306,971    -5.6
-------------------------------------------------------------------------------
Light Truck          232,377   280,685    -10.6  1,832,919   1,848,001    -0.8
-------------------------------------------------------------------------------

Twenty-five selling days for the August period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                August                  January - August
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004        2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     25       27
-------------------------------------------------------------------------------

Century                9,903     9,167     16.7     57,391      67,544   -15.0
LeSabre               11,276    14,863    -18.1     83,218      85,633    -2.8
Park Avenue            1,139     2,617    -53.0     13,278      18,103   -26.7
Regal                    759     2,241    -63.4     11,967      16,252   -26.4
   Buick Total        23,077    28,888    -13.7    165,854     187,532   -11.6
-------------------------------------------------------------------------------
Catera                     0         0    ***.*          0          15   ***.*
CTS                    4,365     4,278     10.2     38,862      34,078    14.0
DeVille                7,741    10,831    -22.8     46,501      51,753   -10.1
Eldorado                   0         1    ***.*          7         187   -96.3
Seville                  242     1,387    -81.2      2,811      13,191   -78.7
STS                       47         0    ***.*         47           0   ***.*
XLR                      319         0    ***.*      2,478           0   ***.*
   Cadillac Total     12,714    16,497    -16.8     90,706      99,224    -8.6
-------------------------------------------------------------------------------
Aveo                   6,509         0    ***.*     32,093           0   ***.*
Camaro                     0        51    ***.*        127       1,050   -87.9
Cavalier              20,380    20,391      7.9    144,250     176,351   -18.2
Classic                6,525     4,989     41.3     68,608      16,314   320.5
Corvette               2,067     2,107      5.9     23,947      21,060    13.7
Impala                25,240    29,236     -6.8    188,676     194,151    -2.8
Lumina                     0         0    ***.*          0          15   ***.*
Malibu                18,735     9,822    106.0    108,868      93,333    16.6
Metro                      0         0    ***.*          0           1   ***.*
Monte Carlo            6,111     6,936     -4.8     38,547      45,613   -15.5
Prizm                      0         0    ***.*          5          16   -68.8
SSR                      435         1    ***.*      6,449           1   ***.*
   Chevrolet Total    86,002    73,533     26.3    611,570     547,905    11.6
-------------------------------------------------------------------------------
Alero                    465     7,201    -93.0     18,547      64,869   -71.4
Aurora                     8       219    -96.1        187       2,787   -93.3
Intrigue                   0        40    ***.*         55         733   -92.5
   Oldsmobile Total      473     7,460    -93.2     18,789      68,389   -72.5
-------------------------------------------------------------------------------
Bonneville             3,743     2,110     91.6     22,496      17,126    31.4
Firebird                   0        43    ***.*        109         856   -87.3
Grand Am              13,608    19,125    -23.2    107,547     100,326     7.2
Grand Prix             9,614     9,924      4.6     91,427      70,408    29.9
GTO                      967         0    ***.*      5,551           0   ***.*
Sunfire                2,369     4,385    -41.7     24,629      29,770   -17.3
Vibe                   3,995     4,402     -2.0     42,302      43,132    -1.9
   Pontiac Total      34,296    39,989     -7.4    294,061     261,618    12.4
-------------------------------------------------------------------------------
9-2X                     226         0    ***.*        410           0   ***.*
9-3                    1,833     2,885    -31.4     18,989      23,731   -20.0
9-5                      866     1,324    -29.4      6,414       9,354   -31.4
   Saab Total          2,925     4,209    -24.9     25,813      33,085   -22.0
-------------------------------------------------------------------------------
ION                   10,009    11,146     -3.0     74,020      82,164    -9.9
Saturn L Series        1,138     6,441    -80.9     16,168      53,353   -69.7
Saturn S Series            0       135    ***.*          0       6,801   ***.*
   Saturn Total       11,147    17,722    -32.1     90,188     142,318   -36.6
-------------------------------------------------------------------------------
   GM Total          170,634   188,298     -2.1  1,296,981   1,340,071    -3.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   160,233   184,089     -6.0  1,233,524   1,306,971    -5.6
-------------------------------------------------------------------------------
GM Import             10,401     4,209    166.9     63,457      33,100    91.7
-------------------------------------------------------------------------------
   GM Total          170,634   188,298     -2.1  1,296,981   1,340,071    -3.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   August 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                August                  January - August
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004        2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     25       27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           23,077    28,888    -13.7    165,854     187,532   -11.6
Cadillac Total        12,714    16,497    -16.8     90,706      99,209    -8.6
Chevrolet Total       79,493    73,533     16.8    579,477     547,905     5.8
Oldsmobile Total         473     7,460    -93.2     18,789      68,389   -72.5
Pontiac Total         33,329    39,989    -10.0    288,510     261,618    10.3
Saturn Total          11,147    17,722    -32.1     90,188     142,318   -36.6
   GM North America
     Total*          160,233   184,089     -6.0  1,233,524   1,306,971    -5.6
-------------------------------------------------------------------------------
Cadillac Total             0         0    ***.*          0          15   ***.*
Chevrolet Total        6,509         0    ***.*     32,093           0   ***.*
Pontiac Total            967         0    ***.*      5,551           0   ***.*
Saab Total             2,925     4,209    -24.9     25,813      33,085   -22.0
   GM Import Total    10,401     4,209    166.9     63,457      33,100    91.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           28,840    35,639    -12.6    223,750     233,376    -4.1
Cadillac Total        19,771    22,119     -3.5    149,683     135,051    10.8
Chevrolet Total      243,414   266,756     -1.5  1,824,933   1,807,166     1.0
GMC Total             50,581    59,563     -8.3    394,972     380,404     3.8
HUMMER Total           2,404     2,987    -13.1     17,736      22,616   -21.6
Oldsmobile Total         894     8,796    -89.0     26,049      85,560   -69.6
Other-Isuzu Total      1,209     1,042     25.3      9,576       8,592    11.5
Pontiac Total         39,067    45,085     -6.4    335,311     309,281     8.4
Saab Total             2,925     4,209    -24.9     25,813      33,085   -22.0
Saturn Total          17,518    26,231    -27.9    153,684     199,652   -23.0
   GM Total          406,623   472,427     -7.0  3,161,507   3,214,783    -1.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                August                  January - August
                        -------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     25       27
-------------------------------------------------------------------------------
Rainier                2,114        42    ***.*     14,542          42   ***.*
Rendezvous             3,649     6,709    -41.3     43,354      45,802    -5.3
   Total Buick         5,763     6,751     -7.8     57,896      45,844    26.3
-------------------------------------------------------------------------------
Escalade               2,697     3,413    -14.7     23,629      21,268    11.1
Escalade ESV           1,259     1,133     20.0      9,583       7,756    23.6
Escalade EXT             717     1,070    -27.6      6,545       6,797    -3.7
SRX                    2,384         6    ***.*     19,220           6   ***.*
   Total Cadillac      7,057     5,622     35.6     58,977      35,827    64.6
-------------------------------------------------------------------------------
Astro                  1,429     3,369    -54.2     23,731      29,265   -18.9
C/K Suburban(Chevy)    9,209    14,785    -32.7     76,761      83,788    -8.4
Chevy C/T Series          20        39    -44.6        261         612   -57.4
Chevy W Series           184       196      1.4      1,575       1,449     8.7
Colorado               9,967         0    ***.*     72,700           0   ***.*
Equinox                8,590         0    ***.*     38,881           0   ***.*
Express Cutaway/G Cut  1,932     2,224     -6.2     12,941      12,524     3.3
Express Panel/G Van    5,767     7,799    -20.1     49,334      47,092     4.8
Express/G Sportvan     1,808     1,023     90.9     12,926      11,411    13.3
Kodiak 4/5 Series        684       678      9.0      5,296       4,847     9.3
Kodiak 6/7/8 Series      206       230     -3.3      2,400       1,564    53.5
S/T Blazer             1,279     3,965    -65.2     28,384      33,293   -14.7
S/T Pickup               502    16,514    -96.7      9,266     106,699   -91.3
Tahoe                 15,051    21,718    -25.2    125,649     131,297    -4.3
Tracker                  994     3,194    -66.4     12,757      26,417   -51.7
TrailBlazer           25,932    27,264      2.7    179,680     180,120    -0.2
Venture                5,703     8,099    -24.0     55,375      59,930    -7.6
................................................................................
Avalanche              5,500     9,912    -40.1     55,542      62,631   -11.3
Silverado-C/K Pickup  62,655    72,214     -6.3    449,904     466,322    -3.5
Chevrolet Fullsize
   Pickups            68,155    82,126    -10.4    505,446     528,953    -4.4
................................................................................
   Chevrolet Total   157,412   193,223    -12.0  1,213,363   1,259,261    -3.6
-------------------------------------------------------------------------------
Canyon                 2,180         0    ***.*     15,855           0   ***.*
Envoy                 14,082    12,822     18.6     90,773      88,354     2.7
GMC C/T Series             6        90    -92.8        326       1,274   -74.4
GMC W Series             496       395     35.6      3,528       2,951    19.6
S/T Jimmy                  0         0    ***.*          0          52   ***.*
Safari (GMC)             297     1,116    -71.3      5,764       7,593   -24.1
Savana Panel/G Classic 1,386     2,426    -38.3     13,348      13,651    -2.2
Savana Special/G Cut     373     1,347    -70.1     15,305       8,122    88.4
Savana/Rally             169       292    -37.5      1,677       2,274   -26.3
Sierra                18,743    19,693      2.8    137,347     131,014     4.8
Sonoma                   128     4,180    -96.7      2,963      26,219   -88.7
Topkick 4/5 Series       449       428     13.3      4,126       2,908    41.9
Topkick 6/7/8 Series     358       346     11.7      4,519       2,514    79.8
Yukon                  6,716     9,462    -23.3     58,551      52,730    11.0
Yukon XL               5,198     6,966    -19.4     40,890      40,748     0.3
   GMC Total          50,581    59,563     -8.3    394,972     380,404     3.8
-------------------------------------------------------------------------------
HUMMER H1                 16        85    -79.7        316         462   -31.6
HUMMER H2              2,388     2,902    -11.1     17,420      22,154   -21.4
   HUMMER Total        2,404     2,987    -13.1     17,736      22,616   -21.6
-------------------------------------------------------------------------------
Bravada                  106       577    -80.2      1,609       5,673   -71.6
Silhouette               315       759    -55.2      5,651      11,498   -50.9
   Oldsmobile Total      421     1,336    -66.0      7,260      17,171   -57.7
-------------------------------------------------------------------------------
Other-Isuzu F Series     111       118      1.6        828         979   -15.4
Other-Isuzu N Series   1,098       924     28.3      8,748       7,613    14.9
   Other-Isuzu Total   1,209     1,042     25.3      9,576       8,592    11.5
-------------------------------------------------------------------------------
Aztek                  1,324     1,975    -27.6     15,377      20,351   -24.4
Montana                3,447     3,121     19.3     25,873      27,312    -5.3
   Pontiac Total       4,771     5,096      1.1     41,250      47,663   -13.5
-------------------------------------------------------------------------------
VUE                    6,371     8,509    -19.1     63,496      57,334    10.7
   Saturn Total        6,371     8,509    -19.1     63,496      57,334    10.7
-------------------------------------------------------------------------------
   GM Total          235,989   284,129    -10.3  1,864,526   1,874,712    -0.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   234,456   282,904    -10.5  1,852,646   1,865,040    -0.7
-------------------------------------------------------------------------------
GM Import              1,533     1,225     35.2     11,880       9,672    22.8
-------------------------------------------------------------------------------
   GM Total          235,989   284,129    -10.3  1,864,526   1,874,712    -0.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   232,377   280,685    -10.6  1,832,919   1,848,001    -0.8
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0           0   ***.*
-------------------------------------------------------------------------------
   GM Total          232,377   280,685    -10.6  1,832,919   1,848,001    -0.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                August                  January - August
                        -------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     25       27
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,763     6,751     -7.8     57,896      45,844    26.3
Cadillac Total         7,057     5,622     35.6     58,977      35,827    64.6
Chevrolet Total      157,286   193,101    -12.0  1,212,366   1,258,302    -3.7
GMC Total             50,180    59,255     -8.5    392,060     378,133     3.7
HUMMER Total           2,404     2,987    -13.1     17,736      22,616   -21.6
Oldsmobile Total         421     1,336    -66.0      7,260      17,171   -57.7
Other-Isuzu Total        203       247    -11.2      1,605       2,150   -25.3
Pontiac Total          4,771     5,096      1.1     41,250      47,663   -13.5
Saturn Total           6,371     8,509    -19.1     63,496      57,334    10.7
   GM North America
     Total*          234,456   282,904    -10.5  1,852,646   1,865,040    -0.7
-------------------------------------------------------------------------------
Chevrolet Total          126       122     11.5        997         959     4.0
GMC Total                401       308     40.6      2,912       2,271    28.2
Other-Isuzu Total      1,006       795     36.7      7,971       6,442    23.7
   GM Import Total     1,533     1,225     35.2     11,880       9,672    22.8
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,763     6,751     -7.8     57,896      45,844    26.3
Cadillac Total         7,057     5,622     35.6     58,977      35,827    64.6
Chevrolet Total      156,318   192,080    -12.1  1,203,831   1,250,789    -3.8
GMC Total             49,272    58,304     -8.7    382,473     370,757     3.2
HUMMER Total           2,404     2,987    -13.1     17,736      22,616   -21.6
Oldsmobile Total         421     1,336    -66.0      7,260      17,171   -57.7
Pontiac Total          4,771     5,096      1.1     41,250      47,663   -13.5
Saturn Total           6,371     8,509    -19.1     63,496      57,334    10.7
   GM North America
     Total*          232,377   280,685    -10.6  1,832,919   1,848,001    -0.8
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,763     6,751     -7.8     57,896      45,844    26.3
Cadillac Total         7,057     5,622     35.6     58,977      35,827    64.6
Chevrolet Total      156,318   192,080    -12.1  1,203,831   1,250,789    -3.8
GMC Total             49,272    58,304     -8.7    382,473     370,757     3.2
HUMMER Total           2,404     2,987    -13.1     17,736      22,616   -21.6
Oldsmobile Total         421     1,336    -66.0      7,260      17,171   -57.7
Pontiac Total          4,771     5,096      1.1     41,250      47,663   -13.5
Saturn Total           6,371     8,509    -19.1     63,496      57,334    10.7
    GM Total         232,377   280,685    -10.6  1,832,919   1,848,001    -0.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 09/01/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2004 Q3 #        469   731   1,200     401    190     152    1,943    16    43
  O/(U) prior
forecast:@        (6)    6       0       2     (1)     (1)       0    (2)   (3)
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q4 #        492   798   1,290     477    189     162    2,118    17    45
  O/(U) prior
forecast:@         0     0       0       0      0       0        0     0     0
                -------------------   ----- ------   ----  --------- ---  -----
===============================================================================
                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s       Car Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

      2000
1st Qtr.         746   775   1,521     572    118      40    2,251    24    13
2nd Qtr.         787   781   1,568     534    140      45    2,287    19    17
3rd Qtr.         689   630   1,319     374    151      53    1,897    16    18
4th Qtr.         671   694   1,365     513    135      47    2,060    18    17
               ----- -----   -----   -----    ---     ---    -----    --    --
       CY      2,893 2,880   5,773   1,993    544     185    8,495    77    65

      2001
1st Qtr.         580  634    1,214     538    138      51    1,941    18     9
2nd Qtr.         638  726    1,364     491    165      64    2,084    13    16
3rd Qtr.         574  664    1,238     373    146      74    1,832    11    15
4th Qtr.         573  721    1,294     441    127      67    1,929     9    16
               ----- -----   -----   -----    ---     ---    -----    --    --
       CY      2,365 2,745   5,110   1,842    575     256    7,786    51    56

      2002
1st Qtr.         600   753   1,353     456    131      65    2,005    11    11
2nd Qtr.         688   865   1,553     453    141      74    2,221    15    17
3rd Qtr.         568   740   1,308     408    132      87    1,935    19    20
4th Qtr.         602   824   1,426     453    157      81    2,117    14    25
               ----- -----   -----   -----    ---     ---    -----    --    --
       CY      2,458 3,182   5,640   1,770    561     307    8,278    59    73

      2003
1st Qtr.         591   860   1,451     491    127      77    2,146    19    24
2nd Qtr.         543   837   1,380     488    128      90    2,086    19    24
3rd Qtr.         492   753   1,245     393    135     120    1,893    20    17
4th Qtr.         558   827   1,385     446    157     133    2,121    16    20
               ----- -----   -----   -----    ---     ---    -----    --    --
       CY      2,184 3,277   5,461   1,818    547     420    8,246    74    85

      2004
1st Qtr.         525   820   1,345     463    158     116    2,082    19    19
2nd Qtr.         542   845   1,387     489    172     145    2,193    18    48
3rd Qtr. #       469   731   1,200     401    190     152    1,943    16    43
4th Qtr. #       492   798   1,290     477    189     162    2,118    17    45
               ----- -----   -----   -----    ---     ---    -----    --   ---
      CY #     2,028 3,194   5,222   1,830    709     575    8,336    70   155
               ----- -----   -----   -----    ---     ---    -----    --   ---

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  September 1, 2004             By:  /s/PETER R. BIBLE
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)